SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 31, 2003



                         Progenics Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)



          Delaware                      000-23143                13-3379479
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)         Identification No.)



             777 Old Saw Mill River Road, Tarrytown, New York 10591
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (914) 789-2800



         (Former name or former address, if changed since last report.)

Item 5.   Other Events and Required FD Disclosure

         On October 31, 2003, Progenics Pharmaceuticals, Inc. (the "Company"), issued a press release in which the Company announced, among other things, its results of operations for the quarter and nine months ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 5 by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

         EXHIBIT NUMBER             DESCRIPTION

         Exhibit 99.1 Press Release dated October 31, 2003 of the Company announcing its results of operations for the quarter and nine months ended September 30, 2003 (filed herewith).

Item 12.  Results of Operations and Financial Condition.

         The Company furnishes its press release dated October 31, 2003, in which the Company announces, among other things, its results of operations for the quarter and nine months ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          PROGENICS PHARMACEUTICALS, INC.


                          By:  /s/ PHILIP K. YACHMETZ
                               --------------------------
                                   Philip K. Yachmetz
                                   Vice President, General Counsel and Secretary


Date:  October 31, 2003